Loomis Sayles Global Markets Portfolio
The Agreement and Plan of Reorganization dated as of April 29, 2013 between
Met Investors Series Trust (the Registrant), on behalf of the Loomis Sayles Global Markets Portfolio, a series of the Registrant, and the Registrant, on behalf of the Met/Franklin Income Portfolio, a series of the Registrant, is hereby incorporated by reference to the filing by the Registrant of the prospectus/proxy statement with respect to such fund reorganization as filed on Form N-14 with the Securities and Exchange Commission on November 16, 2012. MetLife Aggressive Strategy Portfolio
The Agreement and Plan of Reorganization dated as of April 29, 2013 between
Met Investors Series Trust (the Registrant), on behalf of the MetLife Aggressive Strategy Portfolio, a series of the Registrant, and Metropolitan Series Fund, on behalf of the Zenith Equity Portfolio, a series of Metropolitan
 Series Fund, is hereby incorporated by reference to the filing by the Registrant of the prospectus/proxy statement with respect to such fund reorganization as filed on Form N-14 with the Securities and Exchange Commission on November 16, 2012.
MetLife Growth Strategy Portfolio
The Agreement and Plan of Reorganization dated as of April 29, 2013 between
Met Investors Series Trust (the Registrant), on behalf of the MetLife Growth
 Strategy Portfolio, a series of the Registrant, and the Registrant, on behalf of the Met/Franklin Founding Strategy Portfolio, a series of the Registrant, is hereby incorporated by reference to the filing by the Registrant of the prospectus/proxy statement with respect to such fund reorganization as filed on Form N-14 with the Securities and Exchange Commission on November 16, 2012. Oppenheimer Global Equity Portfolio
The Agreement and Plan of Reorganization dated as of April 29, 2013 between Met
 Investors Series Trust (the Registrant), on behalf of the Met/Templeton
Growth Portfolio, a series of the Registrant, and Metropolitan Series Fund, on behalf of the Oppenheimer Global Equity Portfolio, a series of Metropolitan Series Fund, is hereby incorporated by reference to the filing by the Registrant of the prospectus/proxy statement with respect to such fund reorganization as filed on Form N-14 with the Securities and Exchange Commission on November 19, 2012.